Consolidated Balance Sheets (Parentheticals) (USD $)	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Preferred stock, par value (in Dollars per share)	$ 0.001	$ 0.001	$ 0.001
Preferred stock, shares authorized	10,000,000	10,000,000	10,000,000
Common stock, par value (in Dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	190,000,000	190,000,000	190,000,000
Common stock, shares issued	15,419,893	12,631,485	8,551,265
Common stock, shares outstanding	15,419,893	12,631,485	8,551,265